Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

Prospectus
July 31, 1999


The Montgomery Funds II(SM)

MONTGOMERY GLOBAL LONG-SHORT FUND
Class B and C Shares


The Montgomery Funds II has registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved the Fund or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

-------------------------
   How to Contact Us
-------------------------

Montgomery Shareholder
Service Representatives
(800) 572-FUND [3863]

Montgomery Web Site
www.montgomeryfunds.com

Address General
Correspondence to:
The Montgomery Funds II
101 California Street
San Francisco, CA  94111-9361

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

OBJECTIVE .................................................................    4


STRATEGY ..................................................................    4


RISKS .....................................................................    4


FEES AND EXPENSES .........................................................    5


PORTFOLIO MANAGEMENT ......................................................    7


ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS ........................    7

   The Euro: Single European Currency .....................................    8
   Defensive Investments ..................................................    9
   Portfolio Turnover .....................................................    9
   The Year 2000 ..........................................................    9
   Additional Information On the Benchmarks for the Fund ..................   10

FINANCIAL HIGHLIGHTS ......................................................   11


WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT .......................   12

   How Fund Shares are Priced .............................................   12
   Foreign Investors ......................................................   13

INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES ....................   13

   Exchanging Shares ......................................................   13
   Other Exchange Policies ................................................   13
   Selling Shares .........................................................   13

OTHER POLICIES ............................................................   14

   Minimum Account Balances ...............................................   14
   Expense Limitations ....................................................   15
   Other Classes of Shares ................................................   15
   Shareholder Servicing Plan .............................................   15
   Share Marketing Plan ("Rule 12B-1 Plan") ...............................   15
   In-kind Redemptions ....................................................   15
   Telephone Transactions .................................................   15
   Tax Withholding Information ............................................   16
   After You Invest .......................................................   16

HOW TO AVOID "BUYING A DIVIDEND" ..........................................   17

                        Montgomery Global Long-Short Fund

OBJECTIVE

[] Seeks capital appreciation by investing in long and short positions in equity securities worldwide.

STRATEGY

The Fund's strategy is to uncover stocks with the greatest potential for changes in price, and to benefit whether overall stock markets move up or down. The Fund's stock selection strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers buy stocks "long" that they believe will perform better than their peers, and sell stocks "short" that they believe will underperform their peers. They may also engage in margin borrowing or use options and financial futures contracts in an effort to enhance returns.

Under normal conditions this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies in the United States and developed foreign and emerging markets. A long position is when the Fund purchases a stock outright, whereas a short position is when the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the managers' company research. The Fund will realize a profit from a short position only if the value of the underlying stock declines between the time it is sold and when the Fund replaces the borrowed security. Otherwise, the Fund will lose money on the short position.

RISKS

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. The Fund will seek to increase return by investing in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. The potential losses from some derivatives are unlimited. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the managers expect. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

By investing in foreign stocks, the Fund carries additional risks such as the risk that the currency in which an investment is denominated will decline against the U.S. dollar, as well as regulatory and political risks. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. For a more detailed discussion of the risks mentioned above, see "Additional Investment Strategies and Related Risks" on page 7.

Please be aware that the Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

Past Fund Performance The bar chart below shows the risks of investing in the Fund. The table immediately below the bar chart compares the Fund's performance with commonly used indices for its market segment. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
51.69%
          During the one-year period described in the bar chart on the left for the Class B shares of the Fund, the best quarter was Q1 1998 (+26.50%) and the worst quarter was Q3 1998 (-4.17%).
 1998
--------------------------------------------------------------------------------


Average Annual Returns Through 12/31/98

Global Long-Short Fund---Class B                          51.69%
Global Long-Short Fund---Class C                          41.98%
--------------------------------------------------------------------------------
MSCI All-Country World Free Index+                        21.97%
--------------------------------------------------------------------------------
MSCI EAFE Index+                                          20.00%
--------------------------------------------------------------------------------
S&P 500 Index                                             28.75%
--------------------------------------------------------------------------------
                      1 Year and Since Inception (12/31/97)

1999 Return Through 6/30/99:  38.28% for Both Class B and Class C Shares

+See page 10 for a description of these indices.


FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end loads on this Fund.

                                                                                        Class    Class
                                                                                          B*       C
                                                                                        -----    -----
Shareholder Fees (fees paid directly from your investment)
    Maximum Deferred Sales Charge (as a percentage of redemption proceeds)              5.00%+   1.00%++
    Redemption Fee#                                                                     0.00%    0.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)##
    Management Fee                                                                      1.50%    1.50%
    Distribution (12b-1) Fees                                                           0.75%    0.75%
    Other Expenses                                                                      2.29%    2.29%
              Shareholder Service Fees                                 0.25%
              Other                                                    2.04%
    Total Annual Fund Operating Expenses                                                4.54%    4.54%
       Fee Reduction and/or Expense Reimbursement                                       1.44%    1.44%
----------------------------------------------------------------------------------------------------------
    Net Expenses                                                                        3.10%    3.10%

* Class B shares convert to Class R shares automatically at the beginning of the seventh year after purchase.
+ 5.00% during the first year, 4.00% during the second year, 3.00% during the third and fourth years, 2.00% during the fifth year and 1.00% during the sixth. Class B shares automatically convert to Class R shares approximately seven years after purchase and thereafter will not be subject to a contingent deferred sales charge (CDSC).
# $10 will be deducted from redemption proceeds sent by wire or overnight courier.
++ Class C shares are subject to a 1.00% CDSC if redeemed within the first year of purchase.
## Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding the 12b-1 fee of 0.75% and interest and tax expenses) to 2.35% for Class B and Class C shares. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, assuming that you redeemed all of your shares at the end of each period. It also assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


                              1 Year        3 Years       5 Years      10 Years
                              ------        -------       -------      --------
Class B                       $  712        $1,254        $1,720        $3,392

Class C                       $  312        $  954        $1,620        $3,392


The table below shows what you would pay in expenses over time if you did not redeem your shares.


                              1 Year        3 Years       5 Years      10 Years
                              ------        -------       -------      --------
Class B                       $  312        $  954        $1,620        $3,392

Class C                       $  312        $  954        $1,620        $3,392

Portfolio Management
Angeline Ee and Nancy Kukacka                          For financial highlights,
For more details see page 7                            see page 11

PORTFOLIO MANAGEMENT

The investment manager of the Fund is Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of June 30, 1999, Montgomery Asset Management managed approximately $9 billion, with $4.5 billion invested by some 250,000 shareholders in The Montgomery Funds.

ANGELINE EE, portfolio manager with Montgomery's International/Global team (since 1994). Prior to joining Montgomery, Ms. Ee was a portfolio manager with AIGIC Investment Corp. in Singapore. From 1989 until 1990, she was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

NANCY KUKACKA, portfolio manager with Montgomery's International/Global team (since 1995). Before joining Montgomery Ms. Kukacka worked at CS First Boston Investment from 1994 through 1995, where she was an investment analyst covering the consumer cyclical and nondurable sectors. Previously, she was an investment analyst at RCM Capital Management from 1990 through 1994, providing fundamental-based analysis for more than $12 billion in equity investments.


ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

General. The Fund may invest in companies with a wide range of market capitalizations. Investments in smaller companies expose shareholders to additional risks. Small companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, the Fund may fluctuate significantly more in value than funds that focus on larger-cap stocks.

Montgomery will search for those stocks it believes will perform better or worse than stocks of peer companies by rigorously analyzing all prospective investments and peer companies. Montgomery evaluates companies' business fundamentals, current and future business prospects, and market price compared with growth prospects.

The Fund allocates its assets among those foreign countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks.

The Fund normally will use investments in options and futures in an effort to hedge (or reduce the risk of) certain other investments. The Fund also may at times invest in options and futures in an effort to enhance returns, which is a speculative use of those derivatives that can significantly increase the risks of an investment in this Fund.

The Fund is considered to have invested at least 65% of its total assets in long and short positions in equity securities when the value of long positions in equity securities and the value, of assets serving as collateral for short positions together constitute at least 65% of the value of its total assets. The value of long and short positions will not necessarily be equal.

Short Sales. When Montgomery believes that a security is overvalued or in order to partially hedge the Fund's investment in another stock, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice, and if that occurs at a time when other short-sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. Montgomery may decide to engage in this type of short sale in order to hedge its investment in certain stocks. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale" requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction. Total bank borrowings may not exceed one-third the value of the Fund's assets.

The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

The Euro: Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out

Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro occurred in January 1999, but the following uncertainties will continue to exist for some time:

[] Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

[] The applicable conversion rate for contracts stated in the national currency of an EU member

[] The ability of clearing and settlement systems to process transactions reliably

[]   The effects of the euro on European financial and commercial markets

[] The effects of new legislation and regulations to address euro-related issues


These and other factors could cause market disruptions and affect the value of your shares in the Fund. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio managers, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. Such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Fund's portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may lower your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights," beginning on page 11, for the Fund's historical portfolio turnover.

The Year 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the Fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

Montgomery is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We are now completing tests on our internal systems. Montgomery is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

In addition to taking reasonable steps to secure our internal systems and external relationships, Montgomery is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the Fund's operations. Montgomery intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

Despite Montgomery's efforts and contingency plans, however, noncompliant computer systems could have a material adverse effect on the Fund's business, operations or financial condition. Additionally, the Fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside the United States, particularly in emerging markets, may not be required to make the same level of disclosure about year 2000 readiness as required in the United States. Montgomery, of course, cannot examine any company and its major suppliers to verify their year 2000 readiness. Montgomery understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

Additional Information on the Benchmarks for the Fund

The Morgan Stanley Capital International (MCSI) All-Country World-Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

FINANCIAL HIGHLIGHTS

The following  financial  information  for the period ended March 31, 1999,  was audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"),  whose report, dated  June 11,  1999,  appears  in the 1999  Annual  Report of this  Fund.  The
information   for  the  period  ended  March  31,  1998,  was  also  audited  by
PricewaterhouseCoopers,  whose report is also  included  here.  These  financial highlights are intended to help you understand the Fund's financial performance.
The total return in the table  represents  the rate that an investor  would have earned (or lost) on an  investment  in the Fund  (assuming  reinvestment  of all dividends and distributions).


                                                                     MONTGOMERY GLOBAL LONG-SHORT FUND (a)
                                                        Class B          Class B         Class C           Class C
Selected Per-Share Data for the Year or Period Ended:   3/31/99#         3/31/98#        3/31/99#         3/31/98#

Net asset value--beginning of period                     $12.64           $10.00          $11.83           $10.00
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)#                             (0.16)            0.00##         (0.15)            0.00##
Net realized and unrealized gain/(loss) on investments     4.87             2.64            4.55             1.83
Net increase/(decrease) in net assets
   resulting from investment operations                    4.71             2.64            4.40             1.83
Distributions to shareholders:
     Dividends from net investment income                   --               --              --               --
     Distributions in excess of net investment income       --               --              --               --
     Distributions from net realized capital gains        (1.10)             --            (1.10)             --
     Distributions in excess of net capitalized gains       --               --              --               --
     Distributions from capital                             --               --              --               --
Total distributions:                                      (1.10)             --            (1.10)             --
Net asset value--end of period                           $16.25           $12.64          $15.13           $11.83
----------------------------------------------------------------------------------------------------------------------
Total return*                                             38.88%           26.50%          38.81%           18.50%
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000s)                       $17,031              $61          $6,425             $202
Ratio of net investment income/(loss) to
   average net assets                                     (1.10)%          (0.10)%+        (1.10)%          (0.10)%+
Ratio of net investment income/(loss), before
   reduction of fees by Manager, to average net
   assets                                                  1.49%           (2.52)%+         1.49%           (2.52)%+
Portfolio turnover rate                                     226%              84%            226%              84%
Expense ratio before reduction of fees by
   Manager, including interest and tax expenses            4.54%            5.94%+          4.54%            5.94%+
Expense ratio including interest and tax expenses          4.15%            3.53%+          4.15%            3.53%+
Expense ratio excluding interest and tax expenses          3.10%            3.10%+          3.10%            3.10%+

(a)  The Global Long-Short Fund commenced operations on December 31, 1997.
* Total return represents aggregate total return for the period indicated and does not include sales charges or redemption fees.
# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.
##   Amount represents less than $0.01 per share.
+    Annualized.

WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT

You pay no front-end sales charge to invest in the Fund. You may, however, be subject to a contingent deferred sales charge (CDSC) under certain conditions (see "Selling Shares" below and the Statement of Additional Information for further details). Trade requests received after the close of trading on the New York Stock Exchange (NYSE), normally 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. The minimum initial investment for the Fund is $2,000, and the minimum subsequent investment is $500. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities (see "In-Kind Redemptions" below and the Statement of Additional Information for further details).

We must receive payment from you within three business days of your purchase. In addition, the Fund and the Distributor each reserve the right to reject any purchase.

From time to time, Montgomery may close and reopen the Fund to new investors at its discretion. Shareholders who maintain open accounts in the Fund when it closes may make additional investments in it. If the Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund.

How Fund Shares Are Priced

How and when we calculate the Fund's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, under the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of the Fund after the close of trading on the NYSE every day that the NYSE is open. We do not calculate the NAV on the days that the NYSE is closed for trading. An exception applies as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Fund's NAV are in the Statement of Additional Information.

> The Fund invests in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Foreign Investors

Foreign citizens and resident aliens of the United States living abroad may not invest in the Fund.


INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Fund or Montgomery for providing these services.

Exchanging Shares

You may exchange shares in the Fund for shares in another, in accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as purchases. Note that an exchange is treated as a sale of the shares owned and may result in a realized gain or loss for tax purposes. Additionally, you may be subject to a contingent deferred sales charge under certain conditions (see "Selling Shares" below and the Statement of Additional Information for further details). You may exchange shares by phone, at (800) 572-FUND [3863] option 2.

Other Exchange Policies

[] We will process your exchange order at the next-calculated NAV. This means that if your exchange order is received after 4:00 P.M. on a particular day, it will be processed at the NAV calculated on the next trading day.

[] You may exchange shares from another Montgomery Fund into this Fund only if it is available for sale in your state. You may not exchange shares in the Fund for shares of another that is currently closed to new investors unless you are already a shareholder in the closed Fund.

[] Because excessive exchanges can harm the Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption may result in a realized gain or loss for tax purposes.

> Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, less any contingent deferred sales charges (see below), normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Although shares purchased by check will be redeemed at the next-calculated NAV, redemption proceeds will not be made available until the check clears, which may take up to 15 days after the purchase date. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund if you have a prospectus for one of those Funds.

[] Class B Shares Shareholders who redeem or exchange Class B shares will be subject to a CDSC if they redeemed or exchanged those shares within six years of purchase, as shown in the following table:


--------------------------------------------------------------------------------

          DURING THE FOLLOWING
           YEAR(S) OF PURCHASE                          CDSC
--------------------------------------------------------------------------------
               1st year                                5.00%
--------------------------------------------------------------------------------
               2nd year                                4.00%
--------------------------------------------------------------------------------
               3rd year                                3.00%
--------------------------------------------------------------------------------
               4th year                                3.00%
--------------------------------------------------------------------------------
               5th year                                2.00%
--------------------------------------------------------------------------------
               6th year                                1.00%
--------------------------------------------------------------------------------
             After 6 years                              None
--------------------------------------------------------------------------------


Class B shares will automatically convert to Class R shares at the beginning of the seventh year after purchase.

[] Class C Shares Shareholders who redeem or exchange Class C shares within one year of purchase will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

[] Class B and C Shares The CDSC will be imposed on the lesser of the original purchase price or the NAV of the redeemed or exchanged shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell or exchange shares we will first sell or exchange any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell or exchange your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

In accordance with the rules of the Securities and Exchange Commission, we reserve the right to suspend redemptions under extraordinary circumstances.


Other Policies

Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum Fund account balance of $2,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses in order to maintain total operating expenses (excluding interest, taxes and dividend expenses) for the Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Other Classes of Shares

This prospectus describes only the Fund's Class B and Class C shares. The Montgomery Funds II offers other classes of shares of the Fund with different fees and expenses to eligible investors.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Share Marketing Plan ("Rule 12b-1 Plan")

The Fund has adopted a Rule 12b-1 Plan for the Class B and Class C shares. Under the Rule 12b-1 Plan, the Fund will pay distribution fees to the Distributor at an annual rate of seventy-five one-hundredths of one percent (0.75%) of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its distribution costs with respect to such classes. Because the Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In-Kind Redemptions

When in the judgment of the Manager it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

Telephone Transactions

By buying, selling or exchanging shares over the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privilege. In addition, we may discontinue these privileges at any time upon prior written notice. You may discontinue phone privileges at any time.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your order. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use several safeguards to ensure that the instructions we receive are accurate and authentic, such as:

>    Recording certain calls

> Requiring a special authorization number or other personal information not likely to be known by others

>    Sending a transaction confirmation to the investor


Montgomery and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privilege of any shareholder at any time if he or she has used abusive language or misused the phone privilege by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

>    Via overnight courier

>    By telegram


Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application.


After You Invest

Taxes

IRS rules require that the Fund distribute all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in the Statement of Additional Information, available free by calling (800) 572-FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Fund.

Dividends and Distributions

As a shareholder in the Fund, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Dividends and distributions are paid to all shareholders who maintain accounts with the Fund as of its "record date" and according to the following schedule:

---------------------------------------------------------------------------------------------------------------
                               INCOME DIVIDENDS                         CAPITAL GAINS
Global Long-Short Fund         Declared and paid in the last quarter    Declared and paid in the last quarter
                               of each calendar year*                   of each calendar year*
---------------------------------------------------------------------------------------------------------------

*Following its fiscal year end March 31 (June 30 beginning in 1999), the Fund may make additional distributions to avoid the imposition of a tax.

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

Keeping You Informed

After you invest you will receive our Shareholder Services Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions.

During the year, we will also send you the following communications:

[]   Confirmation statements

[]   Account statements, mailed after the close of each calendar quarter

[] Annual and semiannual reports, mailed approximately 60 days after March 31 and September 30

[]   1099 tax form, sent by January 31

[]   Annual updated prospectus, mailed to existing shareholders in the fall


To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.


HOW TO AVOID "BUYING A DIVIDEND"

If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes The Montgomery Funds.

DST Systems, located in Kansas City, Missouri, provides transfer agent services and performs certain recordkeeping and accounting functions for the Fund.

You can find more  information  about the Montgomery  Global  Long-Short  Fund's investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at (800) 572-FUND [3863]. You can review and copy further information about The Montgomery Funds II, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. Call (800) SEC-0330 to obtain information about the operation of the Public Reference Room. Reports and other information about The Montgomery Funds II are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

You can also find further information about Montgomery Global Long-Short Fund in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at (800) 572-FUND [3863].


Corporate Headquarters:

The Montgomery Funds
101 California Street
San Francisco, CA 94111-9361

(800) 572-FUND [3863]
www.montgomeryfunds.com


                                 SEC File Nos.: The Montgomery Funds II 811-8064


                                                    Funds Distributor, Inc. 7/99